                    SCHEDULE 14A INFORMATION

                         (Rule 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                       (Amendment No.   )


Filed by the Registrant                     [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         STIFEL FINANCIAL CORP.
--------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------
(Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
      5)  Total Fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

                     STIFEL FINANCIAL CORP.
                       500 NORTH BROADWAY
                 St. LOUIS, MISSOURI 63102-2188
                         (314) 342-2000

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
               TO BE HELD TUESDAY, APRIL 22, 1997

To the Holders of the Common Stock of
Stifel Financial Corp.

    The Annual Meeting of Stockholders of Stifel Financial Corp., a Delaware corporation (the "Company"), will be held in the Crystal Room, 3rd Floor, Missouri Athletic Club, 405 Washington Avenue, St. Louis, Missouri, on Tuesday, April 22, 1997 at 10:00 a.m., for the following purposes:

         1. To elect three (3) Class II directors to hold office for a term of three years or until their successors shall have been duly elected and qualified;

         2. To elect one (1) Class I director to hold office for a term of two years or until his successor shall have been duly elected and qualified;

         3. To consider and act upon a proposal to adopt the Stifel Financial Corp. 1997 Incentive Stock Plan;

         4. To consider and act upon a proposal to adopt the Stifel Financial Corp. 1998 Employee Stock Purchase Plan;

         5. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the year ending December 31, 1997; and

         6. To consider and act upon such other business as may properly come before the meeting and any adjournment thereof.

    The Company's Board of Directors has fixed the close of business on March 11, 1997 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any adjournment thereof.

By Order of the Board of Directors.

                                   Charles R. Hartman, Secretary

March 21, 1997
St. Louis, Missouri

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                     STIFEL FINANCIAL CORP.
                       500 NORTH BROADWAY
                 St. LOUIS, MISSOURI 63102-2188
                         (314) 342-2000

                         PROXY STATEMENT

            For Annual Meeting of Stockholders to be
                 Held on Tuesday, April 22, 1997
           Approximate Date of Mailing: March 21, 1997

                             GENERAL

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Stifel Financial Corp., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on Tuesday, April 22, 1997 at 10:00 a.m. in the Crystal Room, 3rd Floor, Missouri Athletic Club, 405 Washington Avenue, St. Louis, Missouri, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

           All proxies will be voted in accordance with the instructions contained in the proxy. If no choice is specified, proxies will be voted in favor of the election of the nominees for director proposed by the Board of Directors in Proposals I and II, in favor of the adoption of the Stifel Financial Corp. 1997 Incentive Stock Plan (the "1997 Incentive Plan") in Proposal III, in favor of the adoption of the Stifel Financial Corp. 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") in Proposal IV and in favor of the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1997, as recommended by the Board of Directors. A stockholder who executes a proxy may revoke it at any time before it is exercised by delivering to the Company another proxy bearing a later date, by submitting written notice of such revocation to the Secretary of the Company or by personally appearing at the Annual Meeting and casting a contrary vote.

           A plurality of the votes cast is required for the election of directors. Under the General Corporation Law of the State of Delaware, an abstaining vote is not deemed to be a "vote cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors and, therefore, do not have the effect of votes in opposition. The adoption of the 1997 Incentive Plan, the adoption of the Stock Purchase Plan and the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors each requires the affirmative vote of a majority of the votes cast on such proposal at the meeting; provided that in the case of the adoption of the 1997 Incentive Plan and the Stock Purchase Plan, the number of votes cast constitutes more than 50% of the shares entitled to vote on the proposals. Abstentions on such matter will be counted, but broker "non-votes" will not be counted, for the purpose of determining the number of shares represented at the meeting for purposes of determining whether a quorum of shares is present at the meeting. Neither abstentions nor broker "non-votes" shall be deemed to be a vote cast in determining whether the 50% or more requirement is met for purposes of the adoption of the 1997 Incentive Plan and the Stock Purchase Plan. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

           The close of business on March 11, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each outstanding share of the Company's common stock, $0.15 par value ("Common Stock"), is entitled to one vote. On March 11, 1997, there were outstanding and entitled to vote 4,725,747 shares of Common Stock.

Ownership of Directors, Nominees and Executive Officers

           The following table sets forth information regarding the amount of Common Stock beneficially owned, as of March 11, 1997, by each director of the Company, each nominee for election as a director of the Company, the executive officers named in the Summary Compensation Table and all directors and executive officers of the Company as a group:

               Name                   Beneficially Owned (1)    Class (1)
----------------------------------    ----------------------    ---------
George H. Walker III..............         448,177(2)(3)          9.39%
Gregory F. Taylor.................         100,224(2)(4)          2.11%
Michael A. Murphy.................          21,043(2)              (5)
Charles R. Hartman................          20,749(2)(6)           (5)
John J. Goebel....................          17,866(2)              (5)
Lawrence E. Somraty...............          16,902(2)              (5)
James M. Oates....................           8,001                 (5)
Belle A. Cori.....................           7,655(2)              (5)
Richard F. Ford...................           7,655(2)              (5)
Robert E. Lefton..................           7,325(2)              (5)
Charles A. Dill...................           6,512(2)              (5)
Bruce A. Beda.....................           1,050                 (5)
Stuart I. Greenbaum...............              --                  --
Directors and Executive Officers
 as a Group (15 persons)..........         672,554(1)(2)         13.84%
----------------
(1) Shares subject to  options exercisable currently or within 60 days after March 11, 1997 were deemed to be outstanding for purposes of calculating the percentage of outstanding shares for each  person holding  such options but were not deemed to be  outstanding for the purpose of calculating the percentage
    of outstanding  shares  for any  other  person.   All  shares
    subject to options held by directors and executive officers that were exercisable currently or within 60 days after March
    11, 1997 were deemed to be outstanding for purposes of calcu-lating the percentage of outstanding shares for all directors and executive officers as a group.

(2) Includes the following shares which such persons and group have the right to acquire within the 60 days after March 11, 1997 upon the exercise of stock options: Mr. Walker - 49,402; Mr. Taylor - 29,619; Mr. Murphy - 5,209; Mr. Hartman - 8,682; Mr. Goebel - 6,380; Mr. Somraty - 6,290; Ms. Cori - 6,380;
    Mr. Ford - 6,380;  Mr. Lefton - 6,077;  Mr. Dill - 5,512; and
    directors and executive officers as a group - 133,935. Also includes the following shares allocated to such persons and group under the Stifel, Nicolaus Stock Ownership Plan and
    Trust: Mr. Walker - 5,089; Mr. Taylor - 809; Mr. Murphy - 594; Mr. Hartman - 147; Mr. Somraty - 4,088; and directors and executive officers as a group - 14,175.

(3) Includes  10,210 shares  held by  the  George Herbert  Walker
    Foundation as to which Messrs. Walker and Goebel, as co-trustees, share voting power.

(4) Includes 1,531 shares owned separately by Mr. Taylor's wife and children. Mr. Taylor disclaims beneficial ownership of such shares.

(5) Shares beneficially owned do not exceed one percent of the outstanding shares of Common Stock.

(6) Includes  2,205  shares  owned by  Mr. Hartman's  wife.   Mr.
    Hartman disclaims beneficial ownership of such shares.

   Ownership of Certain Beneficial Owners

           On March 11, 1997, the following persons were the only persons known to the Company to be beneficial owners of more than five percent of Common Stock:

                              Shares Beneficially Owned
      Name and Address          As of March 11, 1997        Percent

AEGON USA, Inc.                    1,417,716 (1)             23.08%
  4333 Edgewood Road N.E.
  Cedar Rapids, Iowa 52499

Del Mintz                            656,775 (2)             13.90%
  22732 Rye Road
  Shaker Heights, Ohio 44122

Heartland Advisors, Inc.             556,792 (3)             11.78%
  790 North Milwaukee Street
  Milwaukee, Wisconsin 53202

George H. Walker III                 448,177 (4)              9.39%
  500 North Broadway
  St. Louis, Missouri 63102

John Latshaw                         350,852 (5)              7.42%
  3 Dunford Circle
  Kansas City, Missouri 64113

Stifel, Nicolaus Stock Ownership
 Plan and Trust                      290,686 (6)              6.15%
  500 North Broadway
  St. Louis, Missouri  63102
----------------
(1) Five  subsidiaries  of AEGON  USA, Inc.  are  the  holders of
    $10,000,000  aggregate   principal  amount of  the  Company's
    11.25% Senior Convertible Notes Due September 1, 2000 (the "Notes"). The shares shown are the shares issuable upon conversion of the Notes which are convertible into shares of Common Stock at any time prior to maturity. The conversion price is subject to adjustment in certain events and is currently $7.05 per share. Such shares are not currently out-standing but were deemed to be outstanding for purposes of calculating the percentage of outstanding shares held by AEGON USA, Inc.

(2) The information shown is based on a Schedule 13D (Amendment No. 2), dated September 17, 1996, of Mr. Mintz. The number of shares reflected on the Schedule 13D has been adjusted to reflect the stock dividend declared by the Company on January 21, 1997. The information in the Schedule 13D indicates that Mr. Mintz has the sole power to vote and dispose of such shares.

(3) The information shown is based on a Schedule 13G (Amendment No. 3), dated February 12, 1997, of Heartland Advisors, Inc. The number of shares reflected on the Schedule 13G as of December 31, 1996, has been adjusted to reflect the five percent stock dividend declared by the Company on January 21, 1997. This Schedule 13G indicates that Heartland Advisors, Inc.is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and has the sole power to vote or direct the vote of 386,404 of the shares, and has the sole power to dispose of or to direct the disposition of all of the shares.

(4) See notes 1, 2 and 3 to the preceding table.

(5) The information shown is based on a Schedule 13D (Amendment No. 4), dated August 11, 1995, of Mr. Latshaw and Latshaw Enterprises, Inc. ("Laten"), a Delaware corporation of which Mr. Latshaw is Chairman of the Board, Managing Director and Chief Executive Officer. The number of shares reflected on the Schedule 13D has been adjusted to reflect the stock dividends declared by the Company on January 23, 1996 and January 21, 1997. Amendment No. 4 to the Schedule 13D indicates Mr. Latshaw is the beneficial owner of 69.2% of Laten's shares. The information in such Schedule 13D indicates that Mr. Latshaw has the sole power to vote, or to direct the vote, and the sole power to dispose of, or to direct the disposition of, the shares owned by him, and shares with Laten the power to vote, or to direct the vote, and the power to dispose of, or direct the disposition of, the shares owned by Laten.

(6) Pursuant to the Stifel, Nicolaus Stock Ownership Plan and Trust (the "Stock Ownership Plan"), each participant in the Stock Ownership Plan has the right to instruct the trustee of the Stock Ownership Plan with respect to the voting of Common Stock in such participant's account. The trustee is authorized to vote any shares of Common Stock with respect to which the trustee has not received timely directions as to the voting thereof.

            PROPOSALS I & II:  ELECTION OF DIRECTORS

           In accordance with the by-laws of the Company, the Board of Directors has fixed the number of directors at ten, divided into three classes, with the terms of office of each class ending in successive years. The Board of Directors has nominated Charles A. Dill, Richard F. Ford and John J. Goebel for election as Class II directors to hold office until the 2000 Annual Meeting of Stockholders and Stuart I. Greenbaum for election as a Class I director to hold office until the 1999

Annual Meeting of Stockholders, or, in each case, until their respective successors are elected and qualified in the class to which such director is assigned, or until their earlier death, resignation or removal. There is no cumulative voting in the election of directors; therefore, proxies cannot be voted for more than three nominees with respect to Proposal I and one nominee with respect to Proposal II.

           Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons listed below as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR such election. The three nominees in Class II and the one nominee in Class I receiving the highest number of votes cast at the meeting will be elected as directors of the Company in their respective classes and for the respective terms of such classes. In the event any of the persons listed as nominees becomes unavailable as a candidate for election, it is intended that the shares represented by your proxy will be voted for the balance of those named.

           Certain  information  with  respect  to  each  of  the
nominees and each of the continuing directors is set forth below, including any positions they hold with the Company and its principal subsidiary, Stifel, Nicolaus & Company, Incorporated ("Stifel, Nicolaus").
                                                               Served as
                                 Positions or Offices           Director
                                   with the Company           Continuously
      Name              Age      and Stifel, Nicolaus            Since
      ----              ---      --------------------         ------------
CLASS II-NOMINEES FOR TERMS ENDING IN 2000

Charles A. Dill          57              None                     1995
Richard F. Ford          60              None                     1984
John J. Goebel           67              None                     1987

CLASS III-DIRECTORS WITH TERMS ENDING IN 1998

Robert E. Lefton         65              None                     1992
James M. Oates           50              None                     1996
George H. Walker III     66      Chairman of the Board of the     1981
                                 Company and Stifel, Nicolaus

CLASS I-DIRECTORS WITH AND NOMINEE FOR TERMS ENDING IN 1999

Bruce A. Beda            56              None                     1997
Belle A. Cori            59              None                     1990
Stuart I. Greenbaum      60              None                      NA
Gregory F. Taylor        47      President and Chief Executive    1988
                                 Officer of the Company and
                                 Stifel, Nicolaus

           The following are brief summaries of the business experience during the past five years of each of the nominees for election as a director of the Company and the other directors whose terms of office as directors will continue after the Annual Meeting, including, where applicable, information as to the other directorships held by each of them.

Nominees

          Class II:

           Charles A. Dill has been a General Partner of Gateway Venture Partners, since November 1995. From 1991 to 1995, Mr. Dill was the President, Chief Executive Officer and a director of Bridge Information Systems, Inc., a company providing online information and trading services. Mr. Dill is a director of Zoltek Companies, Inc., Transact Technologies and Pinnacle Automation Inc.

           Richard F. Ford is a Managing General Partner of the management companies which act as a General Partner of Gateway Mid-America Partners, L.P., Gateway Venture Partners II, L.P., Gateway Venture Partners III, L.P. and Gateway Partners, L.P., private venture capital funds formed in 1984, 1987, 1990 and 1994, respectively. Mr. Ford is a director of CompuCom Systems, Inc. and D&K Wholesale Drug, Inc..

           John J. Goebel has been a partner in the law firm of Bryan Cave LLP since 1966 and has been associated with that firm since 1957.

          Class I:

           Stuart I. Greenbaum has been the Dean of the John M. Olin School of Business of Washington University since July 1995. Prior thereto, Mr. Greenbaum was a Professor and Director of the Banking Research Center at Northwestern University from 1976 to 1995.

           The Board of Directors recommends a vote "FOR" the election of each of the nominees for director of the Company.

Continuing Directors

          Bruce A. Beda has been Chief Executive Officer of Orion Partners LLC, an investor and consulting firm, since January 1995. Prior thereto, Mr. Beda was Chief Financial Officer of Venturedyne Ltd., a manufacturing conglomerate from 1979 to 1995. Mr. Beda is a director of Rexworks, Inc..

           Belle A. Cori has been Chairman of Eau Claire Mattress
Manufacturing  Corporation, a mattress manufacturer,  since  1990 and, prior thereto, she was President of such corporation.

           Robert E. Lefton, Ph.D. has been President and Chief Executive Officer of Psychological Associates, Inc., an international training and consulting firm, since 1958. Dr. Lefton is a director of Allied Healthcare Products, Inc., Greenfield Industries Inc. and Wave Technologies International, Inc.

           James M. Oates is Managing Director of The Wydown Group, a consulting firm that specializes in start-ups, turn-arounds and defining growth strategies. From 1986 to 1994, Mr. Oates was President and Chief Executive Officer of Neworld Bancorp, Boston, Massachusetts, a stock savings bank holding company. Mr. Oates is Chairman of IBEX Capital Markets, LLC and is a director of Phoenix Financial Corporation, Phoenix Duff & Phelps Corp. and Govett Funds.

           Gregory F. Taylor was branch manager of Stifel, Nicolaus' Chicago branch from October 1985 until July 1988. He became Executive Vice President and Director of National Sales and Marketing of Stifel, Nicolaus in July 1988, Chief Operating Officer in November 1991 and President and Chief Executive Officer as of October 26, 1992. He was elected a Vice President of the Company in October 1991 and President and Chief Executive Officer as of October 26, 1992.

           George H. Walker III joined Stifel, Nicolaus in 1976, became Chief Executive Officer of Stifel, Nicolaus in December 1978, and became Chairman of Stifel, Nicolaus in July 1982. From the time of the organization of the Company, Mr. Walker has served as its Chairman of the Board and, until October 26, 1992, Mr. Walker served as its President and Chief Executive Officer. Mr. Walker is a director of Laclede Steel Company, Laidlaw
Corporation and EAC Corporation. He is active in various community activities and currently is Chairman of the Missouri
Historical Society. Mr. Walker is Chairman of the Advisory Committee of Webster University Business School and on the National Counsel of Washington University Business School.

Board of Directors and Committees

           During the year ended December 31, 1996, the Board of Directors of the Company met four times, including both regularly scheduled and special meetings. During such year, all of the incumbent directors attended at least 75% of all meetings held by the Board of Directors and all committees on which they serve.

           The standing committees of the Board of Directors are the Executive Committee, Audit Committee, Compensation Committee,
Finance Committee and Nominating Committee.

            Executive   Committee.   Messrs.  Walker  (Chairman),
Taylor, Goebel and Oates are the current members of the Executive Committee. Except to the extent limited by law, the Executive Committee has all the authority of the Board of Directors. The Executive Committee did not meet during the year ended December 31, 1996.

          Audit Committee. Messrs. Dill (Chairman), Ford, Goebel and Oates are the current members of the Audit Committee. The functions of the Audit Committee are to monitor and assess the adequacy of systems and procedures for providing reliable financial statements of the Company and its subsidiaries, as well as suitable internal financial controls, to review and approve the scope and performance of the independent external and internal auditors' work and to make such recommendations as it deems necessary to the Board of Directors regarding the Company's financial statements, financial controls and related matters. The Audit Committee met three times during the year ended December 31, 1996.

           Compensation Committee. Messrs. Lefton (Chairman) and Oates and Ms. Cori are members of the Compensation Committee. The functions of the Compensation Committee are to recommend salary and bonus levels for the senior officers of the Company and its subsidiaries and to administer the Company's employee stock plans. The Compensation Committee met four times during the year ended December 31, 1996.

           Finance Committee. Messrs. Ford (Chairman), Dill, Lefton and Oates and Ms. Cori are the current members of the Finance Committee. The functions of the Finance Committee are to review and monitor the consolidated financial condition of the Company. The Finance Committee met four times during the year ended December 31, 1996.

            Nominating Committee. Messrs. Walker (Chairman), Lefton and Goebel are the current members of the Nominating Committee. The function of the Nominating Committee is to identify, evaluate and select potential director nominees. The Nominating Committee met once during the year ended December 31, 1996.

           Compensation of Directors. Non-employee directors are paid annual compensation at a rate of $15,000 for attendance at Board of Directors meetings and $250 for attendance at Committee meetings and are reimbursed for expenses incurred in attending such meetings. Directors who are employees of the Company do not receive any compensation for service as directors, but the Company pays their expenses for attendance at Board meetings.

Compensation Committee Interlocks and Insider Participation

            During the year ended December 31, 1996, the Compensation Committee was composed of Mr. Lefton and Mr. Oates, who joined the Compensation Committee in October 1996, and Ms. Cori, none of whom served as an officer or employee of the Company or any of its subsidiaries.

                     EXECUTIVE COMPENSATION

           For the years ended December 31, 1996, 1995 and 1994, the following table presents summary information concerning compensation awarded or paid to, or earned by, the Chief Executive Officer, each of the other four most highly compensated executive officers for the year ended December 31, 1996 and each individual who would have been one of the four most highly compensated executive officers had they been serving as an executive officer at December 31, 1996, for services rendered to the Company and its subsidiaries.

                                     Summary Compensation Table
                                      Annual Compensation                   Long Term Compensation
                                      -------------------                   ----------------------
                                                             Other Annual     Restricted                      All Other
                                                   Bonus     Compensation       Stock                       Compensation
Name and Principal Position   Year     Salary     ($)<F1>       ($)<F2>     Awards ($)<F3>   Options (#)      ($)<F4>
---------------------------   ----     -------    -------    ------------   --------------   -----------    ------------
Gregory F. Taylor             1996     199,999    193,803         --                -0-         52,500         2,255
  President and Chief         1995     186,458        -0-         --                -0-            -0-         1,113
  Executive Officer           1994     175,000        -0-         --                -0-            -0-         1,110

George H. Walker III          1996     150,000    283,515         --                -0-         52,500         1,122
  Chairman of the Board       1995     150,000        -0-         --                -0-            -0-           -0-
                              1994     150,000        -0-         --                -0-            -0-           -0-

Charles R. Hartman <F5>       1996     150,000    183,496         --            32,500 <F6>        -0-        21,466
  Vice President and          1995     150,000    150,000         --               -0-             -0-        41,258
  Secretary                   1994      82,991     81,250         --               -0-          15,750        36,276

Lawrence E. Somraty           1996     128,333    123,019         --            32,500 <F6>        -0-         1,372
  Vice President              1995     124,583     61,466         --               -0-             -0-           250
                              1994      83,750     52,756         --               -0-             -0-           250

Michael A. Murphy             1996     135,000    115,076         --            32,500 <F6>        -0-         2,308
  Vice President              1995     135,000        -0-         --               -0-             -0-         1,113
                              1994     102,500        -0-         --               -0-             -0-         1,110
----------------------

<F1>Represents  bonuses  paid  under  the  executive  compensation plans described in the Compensation Committee Report on Executive Compensation set forth elsewhere in this Proxy Statement.
<F2>The  named executive officers received certain perquisites  in
    1996, 1995 and 1994, the amount of which did not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus.
<F3>The  aggregate  value  of restricted stock  holdings  for  the individuals named in the Summary Compensation Table at December 31, 1996 was $43,750 for each of Messrs. Hartman, Somraty and Murphy, based upon a per share price of $8.333 being the last transaction price on December 31, 1996. The aggregate number of shares of restricted stock held by the individuals named in the Summary Compensation Table at

    December 31, 1996 was 5,250 for each of Messrs. Hartman, Murphy and Somraty (as adjusted to reflect the five percent stock dividend declared by the Company on January 21, 1997). With respect to the restricted shares awarded to Messrs. Hartman, Murphy and Somraty, the restrictions applicable to such restricted stock holdings lapse as to one-third, two-thirds and all of the shares subject to the award on October 23, 1997, 1998 and 1999, respectively. In addition, the restrictions shall also lapse as to all shares subject to the award upon the retirement, death or permanent disability of the executive, or in the event of a Change in Control (as defined in the Restricted Stock Agreement) of the Company. The holders thereof are entitled to vote and receive dividends on their shares to the same extent as other holders of Common Stock.
<F4>For  the year ended December 31, 1996, the Company contributed
    $250 to the Profit Sharing Plan for each named executive officer (other than Mr. Walker), $1,122 to the Employee Stock Purchase Plan for each named executive officer and $882, $993 and $935 to the Company's 1993 Employee Stock Purchase Plan for each of Messrs. Taylor, Hartman and Murphy, respectively. In addition, with respect to Mr. Hartman, such amount disclosed for 1996 includes $15,000 forgiven by the Company with respect to a $75,000 loan from the Company to Mr. Hartman and $4,100 of imputed interest with respect to such loan.
<F5>Mr.  Hartman has served as Vice President and Secretary of the
    Company since June 1994. Prior thereto, Mr. Hartman was not employed by the Company.
<F6>Represents  the  dollar value of shares  of  restricted  stock awarded to Messrs. Hartman, Murphy and Somraty on July 23, 1996, based on a per share price of $6.19, the closing stock price of Common Stock on July 23, 1996. The number of shares has been adjusted to reflect the five percent stock dividend declared by the Company on January 21, 1997.

           The following presents certain information concerning stock options granted to the named executive officers during the year ended December 31, 1996, and year-end stock option values. No stock options were exercised by the named executive officers during the year ended December 31, 1996.

                   Option Grants In Last Year

           The following table sets forth information concerning stock option grants made in the year ended December 31, 1996 to the individuals named in the Summary Compensation Table. No SARs were granted to the named individuals in 1996.

                                              Individual Grants
                        ---------------------------------------------------------       Potential Realizable
                         Number of       Percent of                                           Value At
                         Securities         Total                                           Assumed Annual
                         Underlying     Options/SARs    Exercise or                     Rates of Stock Price
                        Options/SARs      Granted to        Base                          Appreciation for
                          Granted       Employees in    Price<F3><F4>    Expiration        Option Term <F1>
Name                    <F2><F3>(#)       Fiscal Year       ($/Sh)        Date<F5>        5%($)      10%($)
---------------------   -----------     -------------   ------------  ---------------    -------    -------
Gregory F. Taylor          52,500          47.26%          6.07       April  22, 2006    200,460    508,005
George H. Walker, III      52,500          47.26           6.07       April  22, 2006    200,460    508,005
-------------

<F1>The  indicated 5% and 10% rates of appreciation  are  provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the Common Stock price. The effect of 5% and 10% rates of appreciation on Common Stock held for ten years are demonstrated by the following: a share of Common Stock purchased on April 23, 1996 at a price per share of
    $6.07  and  held until April 22, 2006 would have  a  value  of
    $9.89 at a 5% rate of appreciation, and a value of $15.75 at a 10% rate of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings will be dependent on, among other things, the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected herein will be achieved. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or delayed exercisability.
<F2>Each  option will become exercisable with respect to 25%, 50%,
    75% and 100% of the total number of shares subject to the option on each of the first, second, third and fourth anniversaries, respectively, of the date of grant.
<F3>Each  option  has  been adjusted to reflect the  five  percent stock dividend declared on January 21, 1997.
<F4>The  exercise price may be paid in cash or, at the  discretion of the Committee, by shares of Common Stock already owned or to be issued pursuant to the exercise, valued at fair market value on the date of exercise, or a combination of cash and Common Stock.
<F5>The  options terminate on the earlier of ten years after grant or, generally, immediately on termination for reasons other than retirement, disability or death.

                                            Year-End Option Value
                                                   Total Number of Shares for
                                                    Which Unexercised Options     Total Value of Unexercised,
                        No. of Shares                        held at             In-the-Money Options held at
                         Acquired on     Value          December 31, 1996           December 31, 1996<F1>
Name                      Exercise      Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
---------------------   -------------   --------   -----------   -------------   -----------   -------------
Gregory F. Taylor             0            0          31,619        35,000        $ 83,638       $ 79,182
George H. Walker, III         0            0          49,402        35,000         143,275         79,182
Charles R. Hartman            0            0           8,682         8,683          18,912         18,914
Lawrence E. Somraty           0            0           6,290             0          22,853              0
Michael A. Murphy             0            0           5,209         1,736               0              0
------------------

<F1> Based   on  the  Company's  Common  Stock  closing  price   on
     December 31, 1996 of $8.333 ($8.75 before adjustment for the five percent stock dividend declared on January 21, 1997).

Employment Agreements

           The Company and George H. Walker III entered into an Employment Agreement as of August 21, 1987 and a First Amendment to Employment Agreement as of December 2, 1991, which provides for the employment of Mr. Walker by the Company at a base salary as established from time to time by the Board of Directors, but not less than $150,000 per annum. Mr. Walker is also eligible to participate in all incentive compensation plans and other employee benefits provided to senior executive officers.

           The Agreement automatically renews for an additional one year at each year end unless prior to December 31 of any year the Board of Directors determines not to extend the Agreement. The current term of the Agreement is through December 31, 1998 subject to additional extensions as set forth in the preceding sentence. The Agreement, as amended, also provides that Mr. Walker will provide consulting and advisory services to the Company for a period of two years following the termination date of his employment for a fee of $75,000 per annum and contains a one year non-competition covenant following the end of his consulting period.

           The obligations of the Company under Mr. Walker's Agreement will terminate upon the death or (except as described below) resignation of Mr. Walker, except that, if his employment is terminated by reason of death or disability, payments will continue in accordance with the Company's regular policies. If Mr. Walker's employment is terminated by the Company for any other reason (other than a "Good Cause Event" defined in the Agreement) or if he resigns within one year after a Change of Control (as defined below), the Company will: (a) continue his insurance benefits; and (b) pay him a lump sum payment equal to the total of the present value of monthly payments equaling 1/12 of his current compensation (including bonus and incentive compensation payments) at the date of termination payable over the remaining term of the Agreement, but not less than one year, or three years in the event of his resignation, or a termination by the Company in breach of the Agreement, after a Change of Control. Such payments are subject to reduction to the extent they exceed the amounts deductible by the Company for federal income tax purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

            "Change  of  Control"  is  defined  in  Mr.  Walker's
Agreement as (a) the acquisition, in one or a series of transactions by a person or group of persons acting in concert, of beneficial ownership in more than 25% of the outstanding voting stock of the Company, (b) the receipt of proxies for the election of directors in opposition to management's nominees which aggregate more than 40% of the outstanding voting stock or
(c) the sale or issuance of such number of shares of voting stock of the Company for consideration other than cash in any transaction or series of related transactions which constitutes more than 25% of the outstanding voting power of the Company after giving effect to such issuance or sale.

           The Company and Gregory F. Taylor entered into an Employment Agreement as of July 26, 1993 which provides for the employment of Mr. Taylor by the Company at a base salary as established from time to time by the Board of Directors, but not less than $175,000 per annum. Mr. Taylor is also eligible to participate in all incentive compensation plans and other employee benefits provided to senior executive officers.

           The term of employment in Mr. Taylor's Agreement is to July 31, 1997; provided, however, the obligations of the Company under the Agreement will terminate upon the death or (except as described below) resignation of Mr. Taylor, except that, if his employment is terminated by reason of death or disability, payments will continue in accordance with the Company's regular policies. If Mr. Taylor's employment is terminated by the Company for any other reason (other than a "Good Cause Event" defined in the Agreement) or if he resigns within one year after a Change of Control (as defined below), the Company will: (a) continue his insurance benefits; and (b) pay him a lump sum payment equal to the total of the present value of monthly payments equaling 1/12 of his current compensation (including bonus and incentive compensation payments) at the date of termination payable over the remaining term of the Agreement, but not less than one year. Such payments are subject to reduction to the extent they exceed the amounts deductible by the Company for federal income tax purposes because of Section 280G of the Code.

            "Change  of  Control"  is  defined  in  Mr.  Taylor's
Agreement as (a) the acquisition, in one or a series of transactions by a person or group of persons acting in concert, of beneficial ownership in more than 25% of the outstanding voting stock of the Company, (b) the receipt of proxies for the election of directors in opposition to management's nominees which aggregate more than 40% of the outstanding voting stock,
(c) the sale or issuance of such number of shares of voting stock of the Company for consideration other than cash in any transaction or series of related transactions which constitutes more than 25% of the outstanding voting power of the Company after giving effect to such issuance or sale, (d) the sale or other transfer of 50% or more of the capital stock of Stifel, Nicolaus or (e) the sale or other transfer of all or substantially all of the assets of the Company or Stifel, Nicolaus.

           Stifel, Nicolaus and Charles R. Hartman entered into a letter agreement on May 23, 1994 which provides for the employment of Mr. Hartman at a base salary of $150,000 per annum. Mr. Hartman is eligible to participate in the executive bonus pool and, for fiscal 1996 and 1997, his bonus payment has been guaranteed to be no less than $150,000 (pro rated for that portion of each year actually employed). He was also provided a relocation allowance of $36,276, a $50,000 interest-bearing line of credit due June 30, 1995, a $75,000 loan which is forgivable over a five-year period if he continues employment with Stifel, Nicolaus, and options to purchase 17,365 shares of Common Stock. Mr. Hartman is also eligible to participate in all other employee benefits provided to senior executive officers.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

           The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for the year ended December 31, 1996:

Executive Officer Compensation Policies and 1996 Results

           The Compensation Committee of the Board of Directors administers the Company's executive officer compensation programs, consisting primarily of base salary and performance-based annual bonuses. In addition, the Committee has the discretion to grant restricted stock awards and stock options. The Committee believes it has established compensation policies for the Company's executive officers that will attract and retain talented individuals and reward productivity and profitability.

           Salaries and salary adjustments for executive officers are based on the responsibilities, performance and experience of each executive. Traditionally, the Company has paid modest salaries relative to comparable executive positions at other publicly-held companies and relied on an annual bonus program to fairly compensate and motivate executives. At several meetings during 1996, the Compensation Committee reviewed compensation levels of executive officers of publicly-held regional brokerage firms in connection with its evaluation of the Company's overall compensation programs. The Compensation Committee has made such review a regular process of its responsibilities.

           All listed executive officers participate in the administrative bonus program. Over the last several years, the Compensation Committee has modified this annual bonus program by introducing a formula based approach and eliminating the discretion related to annual bonuses. Under the administrative bonus program, bonuses were paid based on pre-tax income of the Company. Individual percentages with respect to this administrative bonus program are determined by the Compensation Committee of the Board of Directors. In addition to the administrative bonus program, Mr. Walker received finder's fees related to investment banking transactions. In connection with Mr. Hartman's recruitment as an executive officer of the Company, the Company agreed to guarantee his 1996 and 1997 bonus payments at the greater of his share of the administrative bonus program or $150,000.

          In addition, Mr. Taylor has an employment agreement and Mr. Hartman has a letter agreement. The principal terms of such agreements have also been described above under "Executive Compensation-Employment Agreements." The employment agreement with Mr. Taylor and the letter agreement with Mr. Hartman were each approved by the entire Board of Directors.

          While the Committee believes that the Company's various annual bonus programs and employment agreements will reinforce the importance of long-term values for the Company's stockholders, the Committee also seeks to promote the identity of long-term interests between the Company's executive officers and its stockholders with occasional grants of restricted stock and stock options.

Chief Executive Officer

           On  October  26,  1992,  Mr. Taylor  was  named  Chief
Executive Officer of the Company succeeding Mr. Walker, who remains as Chairman of the Board of Directors. Mr. Taylor previously served as Vice President of the Company and Executive Vice President and Chief Operating Officer of Stifel, Nicolaus. On July 26, 1993, the Company and Mr. Taylor entered into an employment agreement which is described above under "Executive Compensation - Employment Agreements."

                                   1996 Compensation Committee


                                   Robert E. Lefton, Chairman
                                   Belle A. Cori
                                   James M. Oates
March 21, 1997

                        PERFORMANCE GRAPH

           The following graph sets forth a comparison of the Company's cumulative total stockholder return (assuming investment of $100 and reinvestment of dividends) from December 1991 through December 31, 1996, with the cumulative total return for the same period measured by the Standard & Poor's 500 Composite Index and, for peer groups, the Financial Services Analytics, Inc. Regional Index (the "FSA Regional Index"), an index of publicly traded regional brokerage firms.

                       [PERFORMANCE GRAPH]

Cumulative Value of $100 Investment
                                        December 31,
                            -----------------------------------
                            1991  1992  1993   1994  1995  1996
                            ----  ----  ----   ----  ----  ----
Stifel Financial Corp.      $100  $103  $150   $ 94  $112  $158
S&P 500 Index                100   108   118    120   165   203
FSA Regional Index           100   111   145    124   183   284


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           Certain officers, directors and nominees for director of the Company maintain margin accounts with Stifel, Nicolaus pursuant to which Stifel, Nicolaus may make loans for the purchase of securities. All margin loans are made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectability or present other unfavorable features.

           Richard F. Ford is a General Partner of the management companies which act as the General Partner of Gateway Venture Funds. The Company and Stifel Venture Corp., a subsidiary of the Company, are also General Partners of the management companies. At December 31, 1996, the Company's carrying value of these investments was approximately $663,000 with a commitment to contribute $1,851 to the Gateway Funds. Additionally, at December 31, 1996, the Company had a receivable of $335,000 which was advanced for organizational costs of Gateway Partners, L.P. Mr. Ford also provided consulting services to the Company during the year ended December 31, 1996.

           John J. Goebel is a partner in the law firm Bryan Cave
LLP, which rendered legal services to the Company and its subsidiaries during 1996 and is providing legal services to the Company and its subsidiaries during 1997.

           Robert E. Lefton, Ph.D. is the President and Chief Executive Officer of Psychological Associates, Inc., an international training and consulting firm, which rendered services for the Company and its subsidiaries during 1996 and is providing services to the Company and its subsidiaries during 1997.

           James M. Oates rendered consulting services to the Company prior to becoming a director in October 1996.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. To the knowledge of the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 1996.


      PROPOSAL III.  ADOPTION OF THE STIFEL FINANCIAL CORP.
                    1997 INCENTIVE STOCK PLAN

          The Board of Directors has adopted, subject to approval by the stockholders of the Company, the Stifel Financial Corp. 1997 Incentive Stock Plan (the "1997 Incentive Plan"), which provides for the granting of stock options and other stock-based awards. This 1997 Incentive Plan replaces the Stifel Financial Corp. 1987 Non-Qualified Stock Option Plan which expired in February 1997. The total number of shares of Common Stock to be issuable under the 1997 Incentive Plan is not to exceed 600,000 shares, subject to adjustment in the event of any change in the outstanding shares of such stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation or other similar change generally affecting stockholders of the Company. The complete text of the 1997 Incentive Plan is set forth in Appendix A to this Proxy Statement.

          The Board of Directors believes that the 1997 Incentive Plan advances the interests of the Company and its stockholders by encouraging key employees of the Company and its subsidiaries to acquire Common Stock or to receive monetary payments based on the value of Common Stock upon the achievement of certain goals that are mutually advantageous to the Company and its stockholders (such as increases in share price and/or growth rate in earnings per share), on the one hand, and the participating employees, on the other. The Board believes that the 1997 Incentive Plan will provide additional incentives toward the continuation of superior performance by its employees in the success  of  the  Company and will enable  the  Company  and  its subsidiaries to attract and retain the services of its key employees. In order to allow the continuation of stock-based incentive programs at the Company, the Board of Directors recommends that the stockholders approve the 1997 Incentive Plan.

           The 1997 Incentive Plan is administered by either the Board of Directors or the Compensation Committee of the Board of Directors currently consisting of three directors of the Company, each of whom is a non-employee director of the Company (for purposes of the 1997 Incentive Plan, the group administering the 1997 Incentive Plan is referred to as the "Administrator"). The Administrator, by majority action thereof, is authorized in its sole discretion to determine the individuals to whom the benefits will be granted, the type and amount of such benefits and the terms of the benefit grants, as well as to interpret the 1997 Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the 1997 Incentive Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the 1997 Incentive Plan to the extent not contrary to the express provisions of the 1997 Incentive Plan.

Description of Plan

           Under the terms of the 1997 Incentive Plan, key employees of the Company and its subsidiaries as determined in the sole discretion of the Administrator will be eligible to receive (a) stock appreciation rights ("SARs"), (b) restricted shares of Common Stock ("Restricted Stock"), (c) performance awards ("Performance Awards") and (d) stock options ("Stock Options") exercisable into shares of Common Stock which may or may not qualify as incentive stock options within the meaning of
Section 422 of the Code (options so qualifying are hereinafter referred to as "Incentive Stock Options").

          Stock Appreciation Rights. The Administrator may grant SARs giving the holder thereof a right to receive, at the time of surrender, a payment equal to the difference between the fair market value of such stock on the date of surrender of the SAR and the "Base Price" established by the Administrator at the time of grant, subject to any limitation imposed by the Administrator on appreciation. The "Base Price" shall not be less than the fair market value of Common Stock on the date of grant of the SAR. In the Administrator's discretion, the value of a SAR may be paid in cash or Common Stock, or a combination thereof. A SAR may be granted either independent of, or in conjunction with, any Stock Option. If granted in conjunction with a Stock Option, at the discretion of the Administrator, a SAR may either be surrendered (a) in lieu of the exercise of such Stock Option, (b) in conjunction with the exercise of such Stock Option or (c) upon expiration of such Stock Option. The term of any SAR shall be established by the Administrator, but in no event shall a SAR be exercisable earlier than six months nor later than ten years from the date of grant.

           Restricted Stock. The Administrator may issue shares of Common Stock either as a stock bonus or at a purchase price of less than fair market value, subject to the restrictions or conditions specified by the Administrator at the time of grant. In addition to any other restrictions or conditions that may be imposed on the Restricted Stock, shares of Restricted Stock may not be sold or disposed of for a period of six months after the date of grant. During the period of restriction, holders of Restricted Stock shall be entitled to receive all dividends and other distributions made in respect of such stock and to vote such stock without limitation.

            Performance Awards. The Administrator may grant Performance Awards consisting of shares of Common Stock, monetary units payable in cash or a combination thereof. These grants would result in the issuance, without payment therefor, of Common Stock or the payment of cash upon the achievement of certain pre-established performance criteria (such as return on average total capital employed, earnings per share or increases in share price) during a specified performance period not to exceed five years. The participating employee will have no right to receive dividends on or to vote any shares subject to Performance Awards until the award is actually earned and the shares are issued. In the event that a person who is required to file reports under
Section 16 of the Exchange Act receives a Performance Award that includes shares of Common Stock, such shares received may not be disposed of by such person until six months following the date of issuance.

           Stock Options. Stock Options granted under the 1997 Incentive Plan shall entitle the holder to purchase Common Stock at a purchase price established by the Administrator, which price shall not be less than the fair market value of Common Stock on the date of grant in the case of Incentive Stock Options and at any price determined by the Administrator in the case of all other options. The Administrator shall determine the term of such Stock Options and the times at, and conditions under which, such Stock Options will become exercisable. Stock Options will generally not be exercisable earlier than six months nor later than ten years from the date of the grant, except that Stock
Options will become immediately exercisable at any time after grant if more than 30% of the Common Stock, business or assets are acquired by a person or affiliated group of persons without the approval of the Board of Directors.

           There is no maximum or minimum number of shares for which a Stock Option may be granted; however, for any employee, the aggregate fair market value of Common Stock subject to qualifying incentive Stock Options that are exercisable for the first time in any calendar year may not exceed $100,000.

           The  1997 Incentive Plan is to remain in effect  until
(a) all Common Stock reserved under the 1997 Incentive Plan shall have been purchased or acquired, (b) the Board terminates the 1997 Incentive Plan or (c) January 21, 2007, whichever shall first occur. The Board may terminate the 1997 Incentive Plan at any time and from time to time may amend or modify the 1997 Incentive Plan; provided, however, that no such action of the
Board  may,  without  the  approval of the  stockholders  of  the
Company: (a) increase the total amount of stock or the amount or type of benefit that may be issued under the 1997 Incentive Plan;
(b) change the provisions of the 1997 Incentive Plan regarding the minimum purchase price of awards; or (c) modify the requirements as to eligibility for benefits. No amendment, modification or termination of the 1997 Incentive Plan shall in any manner adversely affect any award theretofore granted under the 1997 Incentive Plan, without the consent of the participant affected thereby.

New Plan Benefits

           As of December 31, 1996, there were approximately 697 employees who were eligible to participate in the 1997 Incentive Plan. The following table sets forth the number of stock options that the Board of Directors currently anticipates granting pursuant to the 1997 Incentive Plan, the individuals who are to receive such stock option grants and the exercise price thereof:

                        New Plan Benefits

                                             Number of
                                              Options
                                               to be      Exercise
      Name                                    Granted     Price ($)
      ----------------                       ---------    ---------
      Charles R. Hartman                       15,000       $6.50
      Lawrence E. Somraty                      15,000        6.50
      Michael A. Murphy                        15,000        6.50
      Executive Group                          75,000        6.50
      Non-Executive Director Group                 --          --
      Non-Executive Officer Employee Group     34,500    7.25 - 8.75


Federal Income Tax Consequences

           No income will be realized by a participating officer or employee on the grant of an incentive Stock Option or a Stock Option which is not an incentive stock option ("non-qualified option"), the grant of a SAR or upon the award of Restricted Stock, and the Company will not be entitled to a deduction at such time. If a holder exercises an incentive Stock Option and does not dispose of the shares acquired within two years from the date of the grant, or within one year from the date of exercise of the option, no income will be realized by the holder at the time of exercise. The Company will not be entitled to a deduction by reason of the exercise.

          If a holder disposes of the shares acquired pursuant to an incentive Stock Option within two years from the date of grant of the option or within one year from the date of exercise of the option, the holder will realize ordinary income at the time of disposition which will equal the excess, if any, of the lesser of
(a) the amount realized on the disposition or (b) the fair market value of the shares on the date of exercise, over the holder's basis in the shares. The Company generally will be entitled to a deduction in an amount equal to such income in the year of the disqualifying disposition.

           Upon the exercise of a non-qualified Stock Option or the surrender of a SAR, the excess, if any, of the fair market value of the stock on the date of exercise over the purchase price or Base Price, as the case may be, is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to such excess amount in the year of exercise.

           Subject  to  a voluntary election by the holder  under
Section 83(b) of the Code, a holder will realize income as a result of the award of Restricted Stock at the time the restrictions expire on such shares. An election pursuant to
Section 83(b) of the Code would have the effect of causing the holder to realize income in the year in which such award was granted. The amount of income realized will be the difference between the fair market value of the shares on the date such restrictions expire (or on the date of issuance of the shares, in the event of a Section 83(b) election) over the purchase price, if any, of such shares. The Company generally will be entitled to a deduction equal to the income realized in the year in which the holder is required to report such income.

           An officer or employee will realize income as a result of a Performance Award at the time the award is issued or paid. The amount of income realized by the participant will be equal to the fair market value of the shares on the date of issuance, in the case of a stock award, and to the amount of the cash paid, in the event of a cash award. The Company will be entitled to a corresponding deduction equal to the income realized in the year of such issuance or payment.

Recommendation of the Board of Directors

           The affirmative vote of a majority of the votes cast, present or represented by proxy at the meeting, will constitute approval of the adoption of the 1997 Incentive Plan; provided that the number of votes cast constitutes more than 50% of the shares entitled to vote on the proposal. The Board of Directors recommends a vote "FOR" the approval of the Stifel Financial Corp. 1997 Incentive Stock Plan.

                  PROPOSAL IV.  ADOPTION OF THE
              STIFEL FINANCIAL CORP. 1998 EMPLOYEE
                       STOCK PURCHASE PLAN

          The Stifel Financial Corp. 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") was adopted by the Executive Committee of the Board of Directors of the Company as of March 18, 1997, subject to approval by the stockholders of the Company within 12 months thereafter. The Stock Purchase Plan is intended to replace the Stifel Financial Corp. 1993 Employee Stock Purchase Plan (the "1993 Plan"), which terminates on July 31, 1998, and the terms of the Stock Purchase Plan are substantially similar to the terms of the 1993 Plan. The purpose of the Stock Purchase Plan is to provide eligible employees of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock. The Stock Purchase Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

           A copy of the Stock Purchase Plan is attached as Appendix B to this Proxy Statement. The following summary of the terms of the Stock Purchase Plan is qualified in its entirety by reference thereto. Stockholders are urged to refer to the Stock Purchase Plan document and to read it carefully for a complete statement of the provisions summarized herein.

Eligibility

           Eligible employees of the Company and each of its subsidiaries may participate in the Stock Purchase Plan. As of December 31, 1996, there were approximately 696 employees eligible to participate in the Stock Purchase Plan. An employee is eligible to participate in the Stock Purchase Plan if the employee is employed for more than 20 hours per week and more than five months in any calendar year by the Company or any subsidiary, except that no employee may participate (1) if immediately after the grant the employee would own 5% or more of the total combined voting power of all classes of stock of the Company, or (2) if participation would permit the employee to purchase shares under all employee stock purchase plans of the Company and its subsidiaries at a rate which exceeds $25,000 of fair market value for any calendar year in which an offering is made.

Offerings Under the Plan

           It is contemplated that, in a series of annual offerings under the Stock Purchase Plan, aggregating 750,000 shares of Common Stock, the Company will offer to all eligible employees the right to purchase under each annual offering an aggregate of 150,000 shares of Common Stock. The Stock Purchase Plan provides that each offering will commence on an "Offering Date," will continue for one year, and will end on a "Termination Date." The period during which an offering is in effect is an "Offering Period." Under the Stock Purchase Plan, however, the Company is not required to make any offerings or, if it makes one or more offerings, to make any further offering or offerings.

           Each eligible employee on an Offering Date who desires to participate in any offering must file a written notice with the Company to that effect no later than 15 days before the Offering Date of the offering in which the employee desires to participate. Such notice must be on a form provided by the Company and will direct the Company or subsidiary to withhold from the employee's salary, commission and other forms of direct remuneration and/or bonuses throughout the Offering Period a specified percentage of the employee's compensation in 1% increments not to exceed 10%. The participant may also specify a maximum dollar amount to be withheld.

           Each participant will be granted the opportunity to purchase up to 1,000 shares of Common Stock at a price equal to the lower 85% of the fair market value of the Common Stock on the Offering Date or 85% of the fair market value of the Common Stock on the Termination Date ("Purchase Price"). As soon as practicable after the Termination Date, the shares will be purchased for the full number of shares of Common Stock that may be purchased with the aggregate payroll deductions held by the Company on the participant's behalf. Prior to the Offering Period, the Committee, in its sole discretion, may designate that all or any portion of the "employer subsidized shares" (as defined in the Stock Purchase Plan) purchased for a participant for such Offering Period be held by the Company until the second anniversary of such Termination Date. The balance of the shares purchased for a participant will be delivered to a participant as soon as practicable after such purchase.

           Not more than 150,000 shares of Common Stock will be available for purchase during any one Offering Period. If the total number of shares for which options are to granted on any date exceeds the number of shares then available under the Stock Purchase Plan, the Company will make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable, and the excess payroll deductions which have been made will be refunded, together with simple interest determined as follows. The Company will select a money market fund as a measure of determining simple interest earned on payroll deductions, and the amount of interest paid will be an amount equal to one-half of the average monthly rates earned by such money market fund during the period in which the participant was contributing through payroll deductions during the Offering Period. The Company will give written notice of such allocation to each participant affected.

          A participant may withdraw from any offering being made under the Stock Purchase Plan and receive a return of payroll deductions for such offering at any time prior to the Termination Date of the offering in which the participant is then participating. If a participant does elect to withdraw, the participant may not thereafter participate in the offering then in effect. A participant may also cease payroll deductions for future payroll periods and not withdraw amounts already credited. Withdrawal from any offering does not affect the right of an employee to participate in a later offering.

           If a participant terminates employment for any reason, including retirement, during an Offering Period, the participant is no longer eligible to participate in the Stock Purchase Plan. If a participant terminates employment during an Offering Period for any reason other than death or retirement on or after age 60, the participant will be repaid the total amounts which have been withheld in respect of such Offering Period. If a participant terminates employment during an Offering Period by reason of death or retirement on or after age 60, the participant or the participant's beneficiary will be paid the amounts held by the Company on the participant's behalf through payroll deductions, together with simple interest determined in the manner described above.

Administration of the Stock Purchase Plan

           The Stock Purchase Plan is administered by a committee selected by the Board of Directors of the Company (the "Committee"). The Committee is vested with full power and authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Stock Purchase Plan.

Changes in Capitalization

           In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, offering of rights or any other change in the structure of the Common Stock, the Committee may make such adjustment, if any, as it may deem appropriate in the number, kind and purchase price of shares available for purchase under the Stock Purchase Plan and in the number of shares which any employee is entitled to purchase.

Amendment or Termination

           The Board may at any time amend or terminate the Stock Purchase Plan. No such termination may affect options previously granted, nor may an amendment make any change in any option previously granted which would adversely affect the rights of any participant. An amendment which would increase the number of shares covered by the Stock Purchase Plan may not be made without approval of the stockholders of the Company. The Stock Purchase Plan will terminate in any event on December 31, 2002.

Federal Income Tax Consequences

           The amount which an employee contributes to the Stock Purchase Plan through payroll deductions is currently taxed as ordinary income. The employee does not recognize income on either the Offering Date or the Termination Date. However, if the employee disposes of shares of Common Stock acquired pursuant to the Stock Purchase Plan (other than by death) within two years from the related Offering Date, the employee will recognize ordinary income equal to the excess of the fair market value of such shares on the related Termination Date over the Purchase
Price. The employee's basis in any shares disposed of, for purposes of computing gain or loss upon the disposition, will be the fair market value of the shares on the related Termination Date. The Company will be entitled to a deduction in an amount equal to the amount includible as ordinary income of the employee. The Company's deduction will be taken in its taxable year which ends within the taxable year of the employee in which the employee recognizes the income.

          If the employee disposes of the stock two or more years after the related Offering Date, or if the employee dies without having disposed of the Common Stock, the employee will recognize ordinary income in an amount equal to the lessor of (a) the excess of the fair market value of the Common Stock on the related Offering Date over the Purchase Price, or (b) the excess (if any) of the fair market value of the stock on the date of disposition or death, over the Purchase Price. The basis of the shares to the employee will be the sum of the Purchase Price and the amount of any such recognized income; the basis of the shares to the estate of a deceased employee will be the fair market value of the shares at the employee's death.

           Any  interest  on  the employee's funds  held  by  the
Company that is paid to the employee is ordinary income to the employee. Ordinary income of an individual is currently subject to a federal income tax at a maximum tax rate of 39.6%. An individual's long-term capital gain is subject to federal income tax at a maximum rate of 28% while any capital loss can be offset only against other capital gains plus $3,000 of other income in any tax year.

Recommendation of the Board of Directors

          The Board of Directors recommends a vote "FOR" approval of the adoption of the Stock Purchase Plan. The affirmative vote of a majority of the votes cast, present or represented by proxy at the meeting, will constitute approval of the adoption of the Stock Purchase Plan; provided that the number of votes cast constitutes more than 50% of the shares entitled to vote on the proposal.

                           PROPOSAL V.
       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

           The Board of Directors, upon the recommendation of its Audit Committee, has appointed Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1997. A resolution will be presented at the meeting to ratify the appointment of Deloitte & Touche LLP.

           The Company has been advised that a representative of Deloitte & Touche LLP will be present at the meeting with an opportunity to make a statement if such representative desires
and   will   be  available  to  respond  to  questions   of   the
stockholders.

           The Board of Directors, upon the recommendation of its Audit Committee, replaced Coopers & Lybrand L.L.P. as its independent auditors for the year ended December 31, 1996 effective October 29, 1996. The report of Coopers & Lybrand L.L.P. on the audited consolidated financial statements of the Company as of and for the two years ended December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

          In connection with its audit of the Company's financial statements as of December 31, 1995 and for the year then ended,
Coopers & Lybrand L.L.P. recommended that the Company record certain adjustments that had the effect of changing previously reported unaudited results of operations for the year ended 1995. The Company engaged in numerous discussions with Coopers & Lybrand L.L.P. regarding the basis of and the rationale for the adjustments. Following these discussions, the Company agreed with the recommendations of Coopers & Lybrand L.L.P. and recorded the recommended adjustments. These adjustments included the write-down of fixed assets, employee compensation and benefits and the valuation of investments. After giving effect to all adjustments recommended by Coopers & Lybrand L.L.P., previously reported unaudited net income was reduced by $222,000 for the year ended December 31, 1995.

           The details concerning these adjustments and their impact on the Company's financial statements were previously reported to the Securities and Exchange Commission. The 1995 quarterly results, as adjusted, are presented in the Company's Annual Report to Stockholders for the year ended December 31, 1995 (the "1995 Annual Report"), which was incorporated in the Company's Annual Report on Form 10-K for the year ended December 31, 1995. Coopers & Lybrand L.L.P. discussed the subject matter of the adjustments with the Company's Audit Committee on April 22, 1996. In connection with that discussion, Coopers & Lybrand L.L.P. reported to the Audit Committee in writing on such date that, in connection with the audit of the financial statements for the year ended December 31, 1995, there were no disagreements with Coopers & Lybrand L.L.P. by management regarding audited financial statements or other accounting matters.

           Coopers & Lybrand L.L.P. advised the Company that the adjustments described above, which were made by the Company at the recommendation of Coopers & Lybrand L.L.P., constitute disagreements between personnel of the Company responsible for the presentation of its financial statements and personnel of Coopers & Lybrand L.L.P. responsible for rendering its report on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused it to make reference to the subject matter thereof in connection with its report.

           On December 9, 1996, the Board of Directors of the Company, upon recommendation of its Audit Committee, engaged Deloitte & Touche LLP as the Company's independent auditors for the year ended December 31, 1996. The Company has authorized Coopers & Lybrand L.L.P. to respond fully to any inquires of Deloitte & Touche LLP concerning the subject matter of each of the adjustments. During the two years ended December 31, 1995 and through the date of the appointment, Deloitte & Touche LLP was not engaged by the Company for any auditing or consulting work on any matter.

            The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1997. A majority of the votes cast, present or represented by proxy at the meeting, will constitute ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1997.


                      STOCKHOLDER PROPOSALS

           Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company by November 22, 1997, for inclusion in the Company's Proxy Statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the Proxy Statement and proxy in
accordance   with  regulations  governing  the  solicitation   of
proxies.


                          MISCELLANEOUS

           The Company will bear the cost of solicitation of proxies. Proxies will be solicited by mail. They may also be solicited by officers and regular employees of the Company and its subsidiaries personally or by telephone, but such persons will not be specifically compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons and will be reimbursed for their reasonable expenses incurred in connection therewith.

           Management knows of no business to be brought before the Annual Meeting of Stockholders other than that set forth herein. However, if any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters. Even if you plan to attend the meeting in person, please execute, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy by voting in person. A postage-paid, return-addressed envelope is enclosed for your convenience. Your cooperation in giving this your prompt attention will be appreciated.

                              By Order of the Board of Directors,


                                   CHARLES R. HARTMAN, Secretary

March 21, 1997
St. Louis, Missouri

                                                       Appendix A
                     STIFEL FINANCIAL CORP.
                    1997 INCENTIVE STOCK PLAN


           1. Purpose. The purpose of the Stifel Financial Corp. Incentive Stock Plan ("Plan") is to encourage key employees of Stifel Financial Corp. ("Corporation") and such subsidiaries of the Corporation as the Administrator designates, to acquire Common Stock of the Corporation or to receive monetary payments based on the value of such stock or based upon achieving certain goals on a basis mutually advantageous to such employees and the Corporation and thus provide an incentive for employees to contribute to the success of the Corporation and align the interests of key employees with the interests of the shareholders of the Corporation.

          2. Administration. The Plan shall be administered by the Board of Directors of the Corporation or the Compensation
Committee of the Board of Directors (the "Administrator").

          The authority to select persons eligible to participate in the Plan, to grant benefits in accordance with the Plan, and to establish the timing, pricing, amount and other terms and conditions of such grants (which need not be uniform with respect to the various participants or with respect to different grants to  the  same participant), may be exercised by the Administrator in its sole discretion, or by any member of the Compensation Committee of the Board of Directors upon a specific recommendation from the Executive Committee of Stifel, Nicolaus & Company.

            Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan, to establish appropriate rules relating to the Plan, to delegate some or all of its authority under the Plan and to take all such steps and make all such determinations in connection with the Plan and the benefits granted pursuant to the Plan as it may deem necessary or advisable.

           The Board of Directors in its discretion may delegate and assign specified duties and authority of the Administrator to a any other committee and retain the other duties and authority of the Administrator to itself. Also, the Board of Directors in its discretion may appoint a separate committee of outside directors to make awards that satisfy the requirements of Section 162(m) of the Internal Revenue Code.

           3. Shares Reserved Under the Plan. Subject to the provisions of Section 11 (relating to adjustment for changes in capital stock) there is hereby reserved for issuance under the Plan an aggregate of 600,000 shares of Common Stock of the Corporation, which may be authorized but unissued or treasury shares. As used in this Section 3, the term "Plan Maximum" shall refer to the number of shares of Common Stock of the Corporation that are available for grant of awards pursuant to the Plan. Stock underlying outstanding options, stock appreciation rights, or performance awards will reduce the Plan Maximum while such options, stock appreciation rights or performance awards are outstanding. Shares underlying expired, canceled or forfeited options, stock appreciation rights or performance awards shall be added back to the Plan Maximum. When the exercise price of stock options is paid by delivery of shares of Common Stock of the Corporation, or if the Administrator approves the withholding of shares from a distribution in payment of the exercise price, the Plan Maximum shall be reduced by the net (rather than the gross) number of shares issued pursuant to such exercise, regardless of the number of shares surrendered or withheld in payment. If the Administrator approves the payment of cash to an optionee equal to the difference between the fair market value and the exercise price of stock subject to an option, or if a stock appreciation right is exercised for cash or a performance award is paid in cash the Plan Maximum shall be increased by the number of shares with respect to which such payment is applicable. Restricted stock issued pursuant to the Plan will reduce the Plan Maximum while outstanding even while subject to restrictions. Shares of restricted stock shall be added back to the Plan Maximum if such restricted stock is forfeited.

          Notwithstanding the above, the maximum number of shares subject to stock options that may be awarded in any calendar year to any individual shall not exceed 50,000 shares (as adjusted in accordance with Section 11).

           4. Participants. Participants will consist of such officers and key employees of the Corporation or any designated subsidiary as the Administrator in its sole discretion shall determine. Designation of a participant in any year shall not require the Administrator to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Administrator shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits.

           5. Types of Benefits. The following benefits may be granted under the Plan: (a) stock appreciation rights ("SARs");
(b) restricted stock ("Restricted Stock"); (c) performance awards ("Performance Awards"); (d) incentive stock options ("ISOs"); and
(e) nonqualified stock options ("NQSOs"), all as described below.

           6. Stock Appreciation Rights. A SAR is the right to receive all or a portion of the difference between the fair market value of a share of Common Stock at the time of exercise of the SAR and the exercise price of the SAR established by the Administrator, subject to such terms and conditions set forth in a SAR agreement as may be established by the Administrator in its sole discretion. At the discretion of the Administrator, SARs may be exercised (a) in lieu of exercise of an option, (b) in conjunction with the exercise of an option, (c) upon lapse of an option, (d) independent of an option or (e) each of the above in connection with a previously awarded option under the Plan. If the option referred to in (a), (b) or (c) above qualified as an ISO pursuant to Section 422 of the Internal Revenue Code of 1986 ("Code"), the related SAR shall comply with the applicable provisions of the Code and the regulations issued thereunder. At the time of grant, the Administrator may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a SAR, and may impose conditions on exercise of a SAR. At the discretion of the Administrator, payment for SARs may be made in cash or shares of Common Stock of the Corporation, or in a combination thereof. SARs will be exercisable not later than ten years after the date they are granted and will expire in accordance with the terms established by the Administrator; provided that SARs shall be exercisable no earlier than three years after the date they are granted.

           7. Restricted Stock. Restricted Stock is Common Stock of the Corporation issued or transferred under the Plan (other than upon exercise of stock options or as Performance Awards) at any purchase price less than the fair market value thereof on the date of issuance or transfer, or as a bonus, subject to such terms and conditions set forth in a Restricted Stock agreement as may be established by the Administrator in its sole discretion. In the case of any Restricted Stock:

                (a)   The   purchase  price,  if  any,  will   be
determined by the Administrator.

                (b) The period of restriction established by the Administrator for any grants of Restricted Stock after approval of the Plan by the shareholders of the Corporation shall not be less than three years;

                (c) Restricted Stock may be subject to (i) restrictions on the sale or other disposition thereof; (ii) rights of the Corporation to reacquire such Restricted Stock at the purchase price, if any, originally paid therefor upon termination of the employee's employment within specified periods; (iii) representation by the employee that he or she intends to acquire Restricted Stock for investment and not for resale; and (iv) such other restrictions, conditions and terms as the Administrator deems appropriate.

                (d) The participant shall be entitled to all dividends paid with respect to Restricted Stock during the period of restriction and shall not be required to return any such dividends to the Corporation in the event of the forfeiture of the Restricted Stock.

                (e) The participant shall be entitled to vote the Restricted Stock during the period of restriction.

                (f) The Administrator shall determine whether Restricted Stock is to be delivered to the participant with an appropriate legend imprinted on the certificate or if the shares are to be issued in the name of a nominee or deposited in escrow pending removal of the restrictions.

          8. Performance Awards. Performance Awards are Common Stock of the Corporation, monetary units or some combination thereof, to be issued without any payment therefor, in the event that certain performance goals established by the Administrator are achieved over a period of time designated by the Administrator, but not in any event more than five years. The goals established by the Administrator may include return on average total capital employed, earnings per share, increases in share price or such other goals as may be established by the
Administrator. In the event the minimum corporate goal is not achieved at the conclusion of the period, no payment shall be made to the participant. Actual payment of the award earned shall be in cash or in Common Stock of the Corporation or in a combination of both, as the Administrator in its sole discretion determines. If Common Stock of the Corporation is used, the participant shall not have the right to vote and receive dividends until the goals are achieved and the actual shares are issued.

           9. Incentive Stock Options. ISOs are stock options to purchase shares of Common Stock at not less than 100% of the fair market value of the shares on the date the option is granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion that conform to the requirements of Section 422 of the Code. Said purchase price may be paid (a) by check or, in the discretion of the Administrator, either (b) by the delivery of shares of Common Stock of the Corporation then owned by the participant or (c) by directing the Company to withhold from the number of shares of Common Stock otherwise issuable upon exercise of the option that whole number of shares of Common Stock having an aggregate fair market value on the date of exercise at least equal to the exercise price for all of the shares of Common Stock subject to such exercise, or (d) by a combination of any of the foregoing, in the manner provided in the option agreement. In lieu of exercising an option and subject to the approval of the Administrator, the optionee may request that the Company pay in cash the difference between the fair market value of part or all of the stock which is the subject of the option and the exercise price thereof. ISOs shall be exercisable no earlier than three years after the date they are granted and not later than ten years after the date they are granted. The aggregate fair market value (determined as of the time an option is granted) of the stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year (under all option plans of the Corporation and its subsidiary corporations) shall not exceed $100,000.

            10. Nonqualified Stock Options. NQSOs are nonqualified stock options to purchase shares of Common Stock at purchase prices established by the Administrator on the date the options are granted, subject to such terms and conditions set forth in an option agreement as may be established by the Administrator in its sole discretion. The purchase price may be paid (a) by check or, in the discretion of the Administrator, either (b) by the delivery of shares of Common Stock of the Corporation then owned by the participant or (c) by directing the Company to withhold from the number of shares of Common Stock otherwise issuable upon exercise of the option that whole number of shares of Common Stock having an aggregate fair market value on the date of exercise at least equal to the exercise price for all of the shares of Common Stock subject to such exercise, or
(d) by a combination of any of the foregoing, in the manner provided in the option agreement. In lieu of exercising an option and subject to the approval of the Administrator, the optionee may request that the Corporation pay in cash the difference between the fair market value of part or all of the stock which is the subject of the option and the exercise price thereof. NQSOs granted after the date of shareholder approval of the Plan shall be exercisable no earlier than three years after the date they are granted and not later than ten years after the date they are granted.

          11.  Adjustment Provisions.

                (a) If the Corporation shall at any time change the number of issued shares of Common Stock without new consideration to the Corporation (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Corporation, if any, and the value of each such benefit shall not be changed. Benefits may also contain provisions for their continuation or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation, issuance of stock rights or warrants, or similar occurrence.

                (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

           12. Change in Control. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control of the Corporation, as defined below, all outstanding SARs, ISOs and NQSOs shall be immediately fully vested and exercisable and any restrictions on Restricted Stock issued under the Plan shall lapse.

          "Change in Control" means:

               (a) The acquisition by any individual, entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of ownership of 30% or more of either (i) the then outstanding shares of Common Stock of the Corporation ("Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors ("Outstanding Corporation Voting Securities"); or

               (b) Individuals who, as of the date of approval of the Plan by the Board of Directors of the Corporation, constitute the Board of Directors of the Corporation ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the
               Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (ii) no Person beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and
               (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

               (d) Approval by the stockholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election for directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
               (2) no person beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

           13. Nontransferability. Each benefit granted under the Plan to an employee shall not be transferable otherwise than by will or the laws of descent and distribution; provided, however, NQSOs granted under the Plan may be transferred, without consideration, to a Permitted Transferee (as defined below). Benefits granted under the Plan shall be exercisable, during the participant's lifetime, only by the participant or a Permitted Transferee. In the event of the death of a participant, exercise or payment shall be made only:

                (a) By or to the Permitted Transferee, executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the benefit shall pass by will or the laws of descent and distribution; and

                (b) To the extent that the deceased participant or the Permitted Transferee, as the case may be, was entitled thereto at the date of his death.

For purposes of this Section 13, "Permitted Transferee" shall include (i) one or more members of the participant's family, (ii) one or more trusts for the benefit of the participant and/or one or more members of the participant's family, or (iii) one or more partnerships (general or limited), corporations, limited liability companies or other entities in which the aggregate interests of the participant and members of the participant's family exceed 80% of all interests. For this purpose, the participant's family shall include only the participant's spouse, children and grandchildren.

           14.   Taxes.   The Corporation shall  be  entitled  to
withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Corporation may defer making payment or delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The person entitled to any such delivery may, by notice to the Corporation at the time the requirement for such delivery is first established, elect to have such withholding satisfied by a reduction of the number of shares otherwise so deliverable, such reduction to be calculated based on a closing market price on the date of such notice.

           15. Tenure. A participant's right, if any, to continue to serve the Corporation and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

             16. Duration, Interpretation, Amendment and Termination. No benefit shall be granted more than ten years after the date of adoption of this Plan; provided, however, that the terms and conditions applicable to any benefit granted within such period may thereafter be amended or modified by mutual agreement between the Corporation and the participant or such other person as may then have an interest therein. Also, by mutual agreement between the Corporation and a participant hereunder, stock options or other benefits may be granted to such participant in substitution and exchange for, and in cancellation of, any benefits previously granted such participant under this Plan. To the extent that any stock options or other benefits which may be granted within the terms of the Plan would qualify under present or future laws for tax treatment that is beneficial to a recipient, then any such beneficial treatment shall be considered within the intent, purpose and operational purview of the Plan and the discretion of the Administrator, and to the extent that any such stock options or other benefits would so qualify within the terms of the Plan, the Administrator shall have full and complete authority to grant stock options or other benefits that so qualify (including the authority to grant, simultaneously  or  otherwise, stock options  or  other  benefits which do not so qualify) and to prescribe the terms and conditions (which need not be identical as among recipients) in respect to the grant or exercise of any such stock option or other benefits under the Plan. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Corporation, (a) increase the total number of shares which may be issued under the Plan or increase the amount or type of benefits that may be granted under the Plan; or (b) modify the requirements as to eligibility for benefits under the Plan.

           17. Effective Date. The Plan shall become effective as of the date it is adopted by the Board of Directors of the Corporation subject only to approval by the holders of a majority of the outstanding voting stock of the Corporation within twelve months before or after the adoption of the Plan by the Board of Directors.

                                                       Appendix B
                     STIFEL FINANCIAL CORP.
                1998 EMPLOYEE STOCK PURCHASE PLAN


1. PURPOSE. The purpose of this Stifel Financial Corp. 1998 Employee Stock Purchase Plan is to provide eligible employees of Stifel Financial Corp. and its subsidiaries the opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock. It is intended that this Plan shall qualify as an Employee Stock Purchase Plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

2. DEFINITIONS. As used in this Plan, the following terms have the following meanings:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" means the Committee described in paragraph 12.

          (d) "Common Stock" means shares of common stock par value fifteen cents ($.15) per share of the Company, either authorized but unissued, or stock that has been issued previously but is held in the treasury of the Company.

          (e) "Company" means Stifel Financial Corp., a Delaware corporation.

          (f) "Compensation" means all wages, salaries, bonuses and other forms of direct remuneration received by an Employee.

          (g) "Employee" means an employee of the Company who is customarily employed for more than twenty hour per week and more than five months in the calendar year by the Company or a Subsidiary.

          (h) "Fair Market Value" means the fair market value of one share of Common Stock as of a particular day, which shall generally be the mean between the high and the low price per share of Common Stock on the New York Stock Exchange, or such other valuation method determined by the Committee.

          (i) "Fiscal Year" means the fiscal year of the Company.

          (j) "Money Market Fund" means that money market fund determined from time to time by the Committee as a measure of determining simple interest under the Plan.

          (k) "Offering Date" means the first business day of an Offering Period.

          (l) "Offering Period" means the period during which an offer to purchase Common Stock is in effect under this Plan.

          (m)   "Plan"  means  the  Stifel Financial  Corp.  1998
          Employee Stock Purchase Plan.

          (n) "Subsidiary" means any corporation, other than the Company in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain, owns stock possessing fifty percent ("50%") or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (o) Termination Date" means the last business day of a Fiscal Year, or such other date specified in paragraph
          15.

3. ELIGIBILITY. Each Employee shall be eligible to participate in offerings under the Plan subject to the limitations imposed by Section 423 of the Code and the limitations herein contained.

     Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option:

     (i) if, immediately after the grant, such Employee would own shares of stock, possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company or of any Subsidiary; or

     (ii) which permits such Employee's rights to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time.

     For purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an individual.

     All Employees granted options shall have the same rights and privileges as required by Section 423(b)(5) of the Code.

4. OFFERING DATES. It is contemplated that the Plan will be implemented by annual offerings which shall be numbered consecutively. Each offering shall be authorized by the Committee and shall commence on an Offering Date and shall end on a Termination Date. Only one offering may be in effect as to any individual at any one time. Participation in any offering under the Plan shall neither limit nor require participation in any other offering.

5.   PARTICIPATION IN THE PLAN.

          (a) All Employees shall be given notice of each offering within a reasonable time after determination to make such offering has been made by the Committee.

          (b) Participation in the Plan shall be limited to eligible Employees. An eligible Employee may become a participant by filing a written notice of his or her election to participate on the form provided by the Committee with the Human Resources Department of the Company no later than 15 days prior to the applicable Offering Date and such notice shall become effective on such Offering Date.

          (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10 hereof or reduce his or her participation as provided under paragraph 8(b), but no other change can be made during an Offering Period.

6.   PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her notice of election to participate in the Plan the participant shall authorize the Company and/or Subsidiary by whom the participant is employed to withhold from his or her Compensation throughout the Offering Period the amount specified in the participant's election form. Payroll deductions when authorized for a participant shall commence on the date when his or her authorization for payroll deduction becomes effective and shall end on the Termination Date of the Offering Period, unless sooner terminated by the participant as provided under paragraph 10 hereof.

          (b) Each such authorization shall direct the Company and/or the Subsidiary to withhold amounts through payroll deductions pursuant to the terms of the Plan. The amount to be withheld shall be a percentage of the participant's Compensation in 1% increments not to exceed 10% of Compensation; provided, that the participant may, if he or she desires, elect a maximum dollar limitation on the amount he or she contributes. Such authorization also may specify that the designated amount shall be withheld (a) solely from bonuses, or
          (b) solely from Compensation other than bonuses. If no such specific designation is made, the percentage designated shall be withheld from all Compensation, including bonuses.

          (c) Funds accumulated under the Plan may be returned only pursuant to the terms of the Plan.

7.   GRANTING OF OPTION.

          (a) On the date when a participant's notice of election to participate in the Plan becomes effective, the participant shall be granted an option to purchase up to 1,000 shares of Common Stock, subject to paragraph 11.

          (b) The option price of shares in any offering to be made hereunder shall be the lower of:

                     (i)   85%  of the Fair Market Value  of  the
               Common  Stock  on  the  Offering  Date  for   such
               offering; or

                     (ii)  85%  of the Fair Market Value  on  the
               Termination Date for such offering.

8.   EXERCISE OF OPTION.

          (a) Unless a participant gives written notice to the Company as hereinafter provided, the participant's option for the purchase of shares of Common Stock made during any offering will be exercised automatically on the Termination Date for the purchase of the number of full shares the option price of which is covered by the funds accumulated for the participant with respect to the Offering Period.

          (b) By written notice to the Company prior to the close of business on the Termination Date, a participant may cease his or her payroll deduction for future payroll periods. The amounts withheld on the participant's behalf shall be used to purchase shares of Common Stock on the Termination Date.

          (c) No option under the Plan shall be exercised prior to the close of business on the Termination Date of the offering with respect to which such option was granted.

9. PAYMENT AND DELIVERY. As soon as practicable after the Termination Date of each offering, the Company will purchase for each participant that number of shares of Common Stock for which the participant has a sufficient amount from payroll deductions to fund the option price, based upon the formula price and limitations set forth in paragraphs 3 and
     7.  Cash will be distributed in lieu of fractional shares.

     Prior to an Offering Period, the Committee, in its sole discretion, may designate that all or any portion of the "employer subsidized shares" purchased for a participant for such Offering Period shall be held by the Company until the second anniversary of such Termination Date. For this purpose, the "employer subsidized shares" mean the shares purchased for a participant as of a Termination Date in excess of that number of shares that are equal in value to the option price of all shares purchased for the participant as of such Termination Date. The shares so held by the Company shall be delivered to the participant as soon as practicable after such second anniversary date, or, if earlier, upon termination of employment of the employee. Subject to the restrictions of paragraph 14, the balance of the shares purchased for a participant shall be delivered to the participant as soon as practicable after such purchase.

     In the event the amount withheld through payroll deductions on behalf of a participant with respect to an Offering Period exceeds the option price of the shares available for purchase for such participant for that Offering Period, the excess of the amount so withheld over the option price of the shares so purchased for the participant shall be returned to such participant.

10.  WITHDRAWAL.

          (a) A participant may withdraw his or her notice of election to participate and may also withdraw payroll deductions credited under the Plan at any time prior to the close of business on the Termination Date by giving written notice to the Company. All of the participant's payroll deductions withheld under the Plan will be paid to the participant as soon as practicable after receipt of notice of withdrawal, and no further payroll deductions will be made, and the participant may not thereafter participate in the offering then in effect.

          (b) A participant's withdrawal will not have any effect upon the participant's eligibility to participate in succeeding offerings or in any similar plan which may hereafter be adopted by the Company.

11.  STOCK.

          (a) The shares to be sold to participants under the Plan may, at the election of the Company, be either treasury shares or shares to be originally issued for such purpose. Notwithstanding anything in the Plan to the contrary, the maximum number of shares which shall be made available for sale under the Plan shall be 750,000 shares and not more than 150,000 shares will be available for sale during any one offering (subject to adjustment upon changes in capitalization of the Company as provided in paragraph 15 hereof). If the total number of shares for which options are to be granted on any date in accordance with paragraph 7 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and the excess payroll deductions which have been made pursuant to the authorization therefor shall be returned to the respective participants, together with simple interest on such amounts. The amount of such simple interest to be paid to the participant shall be one-half of the average monthly rates earned by the Money Market Fund during the period in which the participant was contributing through payroll deductions during the offering.

          (b) No participant shall have any interest in shares covered by an option until such option has been exercised, the shares have been fully paid for, and shall have been issued by the Company.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant.

          (d) In no event shall any certificates for fractional shares be issued under the Plan.

12.  ADMINISTRATION.

          (a) The Plan shall be administrated by a Committee (the "Committee"). The Committee shall be appointed by the Board of Directors, which may, from time to time, remove members from, or add members to, the Committee.

          (b) A majority of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

          (c) The Committee shall have full authority to make, administer, and interpret such rules and regulations and to promulgate such forms as it deems necessary to administer the Plan, and any determination, decision, or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final and conclusive, and binding upon all participants and any and all persons claiming under or through any participant.

13. DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any shares, cash, or cash and shares, to the participant's credit under the Plan in the event of such participant's death prior to delivery to him or her of such shares or cash. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of the participant and upon receipt by the Company of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such shares or cash to such beneficiary in accordance with paragraph 16(b) hereof. Unless the participant files a different beneficiary designation form, the beneficiary entitled to receive life insurance proceeds on account of the participant's death under the Company's group term life insurance plan, shall be the designated beneficiary under this Plan. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the legates or legatees of the participant under the participant's last will or to the participant's personal representatives or distributees.

14. RESTRICTIONS ON TRANSFERABILITY. Except as provided in paragraph 13, neither payroll deductions to a participant's credit under the Plan, nor any rights with regard to the exercise of an option to receive shares under the Plan, nor shares held by the Company pursuant to paragraph 9 may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect. A participant's rights and all options granted under the Plan shall only be exercisable during his or her lifetime by such participant.

15.  CHANGES IN CAPITALIZATION AND CHANGE IN CONTROL.

          (a) In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, offerings of rights or any other change in the structure of the Common Stock of the Company, the Committee may make such adjustment, if any, as it may deem appropriate in the number, kind, and the subscription price of shares available for purchase under the Plan, and in the number of shares which an Employee is entitled to purchase.

          (b) Subject to paragraph 19, a Termination Date shall occur as to any offering then in effect on a date of a Change in Control. For this purpose, a Change in Control shall mean:

                     (1)   The  acquisition  by  any  individual,
               entity or group, or a Person (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
               Act) of ownership of 30% or more of either (i) the then outstanding shares of Common Stock of the Company ("Outstanding Company Common Stock") or
               (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors ("Outstanding Company Voting Securities"); or

                     (2)   Individuals who, as  of  the  date  of
               approval of the Plan by the Board of Directors of the Company, constitute the Board of Directors of the Company ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                     (3)   Approval  by the stockholders  of  the
               Company    of   a   reorganization,   merger    or
               consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 50% of, respectively, the then outstanding shares of common stock of the Company resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the

               Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
               (ii) no Person beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of the Company resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such Company, entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the Company resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                     (4)   Approval  by the stockholders  of  the
               Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Company, with respect to which following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such Company and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election for directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no person beneficially owns, directly or indirectly, 30% or more of, respectively, the then outstanding shares of common stock of such Company and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such Company were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

16.  TERMINATION OF EMPLOYEE'S RIGHTS OF PARTICIPATION.

          (a) Except as provided herein, an Employee's right to participate in the Plan shall terminate upon the termination of such Employee's employment by the Company or a Subsidiary of the Company for any reason including retirement.

          (b) If a participant terminates employment for any reason other than death, or retirement on or after age 60, during an Offering Period, the participant shall be repaid the total amounts which have been withheld in respect of such Offering Period pursuant to paragraph
          6. If a participant terminates employment by reason of death, or retirement on or after age 60, during an Offering Period, the participant or the participant's designated beneficiary (or other person designated in paragraph 13) shall be paid the amounts accumulated on the participant's behalf through payroll deductions together with simple interest on such amounts. The amount of such simple interest to be paid shall be one-half of the average monthly rates earned by the Money Market Fund during the period in which the participant was contributing during the offering. If a participant dies on or after a Termination Date but prior to the payment to the participant of shares purchased on the participant's behalf on such Termination Date, the shares shall be paid to the participant's designated beneficiary (or other person designated in paragraph
          13).

17. AMENDMENT OR TERMINATION. The Board may at any time terminate, withdraw, suspend, modify or amend the Plan. No such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant, nor may an amendment be made without the prior approval of the stockholders of the Company if such amendment requires the sale of more shares than are authorized under paragraph 11 of the Plan. The Plan will terminate in any event on December 31, 2002, and no offer hereunder will be commenced thereafter. Although it is presently contemplated that offerings will be made under the Plan each year during the term of the Plan, the Company shall not be obligated to any Employee or other person whatsoever to make any offering under the Plan, or having made any offering or offerings, to make any further offering or offerings under the Plan.

18. NOTICES. All notices or communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Human Resources Department of the Company or when received in the form specified by the Company at the location, or by the person designated by the Company for the receipt thereof.

19. STOCKHOLDER APPROVAL. The Plan has been adopted by the Executive Committee of the Board of Directors of the Company as of March 18, 1997 and is subject to the approval of the holders of the Common Stock of the Company within twelve months after its adoption by the Board of Directors. No offering under the Plan shall be made until and unless such stockholder approval is obtained.

20. APPLICATION OF FUNDS. All proceeds received by the Company from the sale of Common Stock under the Plan will be used for general corporate purposes.

21. GOVERNING LAW. This Plan and all agreements entered into under the Plan shall be construed in accordance with and shall be governed by applicable provisions of federal law and by the substantive laws of the State of Missouri, other than conflicts of law principles.

                           PROXY CARD
                         [FRONT OF CARD]
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby nominates, constitutes and appoints George H. Walker III and Charles R. Hartman (or such other person as is designated by the Board of Directors of Stifel Financial Corp. ("Stifel")) (the "Proxies"), or either of them (with full power to act alone), true and lawful attorney(s), with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote as designated below all of the shares of Common Stock, $0.15 par value, of Stifel entitled to be voted by the undersigned at the Annual Meeting of Stockholders to be held on April 22, 1997 and at any adjournments or postponements thereof.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

1.   ELECTION OF DIRECTORS:
     [ ] FOR all nominees listed below (except as marked below)
     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

      INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                   For term expiring in 1999:
                       Stuart I. Greenbaum
                   For terms expiring in 2000:
        Charles A. Dill, Richard F. Ford, John J. Goebel

2.   PROPOSAL TO APPROVE THE ADOPTION OF THE STIFEL 1997 INCENTIVE STOCK PLAN:
     [ ] For      [ ] Against      [ ] Abstain

3.   PROPOSAL TO APPROVE THE ADOPTION OF THE STIFEL 1998 EMPLOYEE
     STOCK PURCHASE PLAN:
     [ ] For      [ ] Against      [ ] Abstain

                         [BACK OF CARD]
4.   PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP,
     as independent public auditors of the Company:
     [ ] For      [ ] Against      [ ] Abstain

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment thereof.

      This  proxy  when properly executed will be  voted  in  the
manner  directed  herein by the undersigned stockholder.   If  no
direction is made, this proxy will be voted FOR all the named nominees for director and for Proposals 2, 3 and 4.

      The  undersigned acknowledges receipt of  the  1996  Annual
Report to Stockholders and the Notice of the Annual Meeting and the Proxy Statement. Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

                [ ] PLEASE CHECK THIS BOX IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

                SIGN HERE ___________________________________________
                         (Please sign exactly as name appears at left)

                SIGN HERE ___________________________________________
                          Executors, administrators, trustees, etc.
                          should so indicate when signing

                    DATED ___________________________________________